FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	49	16,193,701.99	1.67	5.385	657	79.65
5.501 - 6.000	305	98,824,103.99	10.19	5.873	661	79.72
6.001 - 6.500	503	143,761,945.71	14.82	6.335	644	80.66
6.501 - 7.000	778	226,483,259.88	23.35	6.821	639	81.40
7.001 - 7.500	676	164,821,519.55	16.99	7.306	622	82.95
7.501 - 8.000	588	128,491,886.69	13.25	7.807	597	84.18
8.001 - 8.500	323	65,565,201.89	6.76	8.281	587	84.31
8.501 - 9.000	353	50,240,801.56	5.18	8.823	580	83.65
9.001 - 9.500	195	20,159,752.88	2.08	9.299	589	84.39
9.501 - 10.000	232	22,641,645.13	2.33	9.809	614	88.11
10.001 - 10.500	149	11,023,804.18	1.14	10.352	589	90.25
10.501 - 11.000	193	11,707,173.77	1.21	10.835	595	92.10
11.001 - 11.500	92	5,824,332.07	0.60	11.203	598	90.87
11.501 - 12.000	44	2,934,103.92	0.30	11.820	552	71.78
12.001 - 12.500	34	649,492.10	0.07	12.290	587	84.64
12.501 - 13.000	4	427,436.96	0.04	12.994	552	67.21
13.001 - 13.500	2	24,095.53	0.00	13.250	649	92.82
13.501 - 14.000	2	99,960.75	0.01	13.700	510	69.44

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

Min: 5.150
Max: 13.750
Weighted Average: 7.302

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	421	12,351,720.14	1.27	10.265	636	98.28
50,000.01 - 100,000.00	651	49,332,875.11	5.09	9.082	623	89.22
100,000.01 - 150,000.00	795	97,935,312.56	10.10	7.940	613	83.44
150,000.01 - 200,000.00	679	118,701,614.53	12.24	7.454	613	81.87
200,000.01 - 250,000.00	517	115,856,523.32	11.95	7.181	619	81.59
250,000.01 - 300,000.00	375	103,121,969.30	10.63	7.129	621	81.78
300,000.01 - 350,000.00	305	98,655,912.12	10.17	6.944	627	81.95
350,000.01 - 400,000.00	238	88,767,177.39	9.15	7.053	629	82.62
400,000.01 - 450,000.00	176	74,741,995.12	7.71	6.929	635	82.22
450,000.01 - 500,000.00	105	50,024,160.48	5.16	6.870	636	81.00
500,000.01 - 550,000.00	69	36,129,978.38	3.73	6.866	638	82.71
550,000.01 - 600,000.00	67	38,424,028.91	3.96	6.921	634	81.71
600,000.01 - 650,000.00	37	23,123,280.66	2.38	6.930	617	80.04
650,000.01 - 700,000.00	37	24,998,249.57	2.58	6.901	642	81.97
700,000.01 - 750,000.00	45	33,189,116.76	3.42	6.979	612	79.46
750,000.01 - 800,000.00	1	761,600.00	0.08	5.390	641	80.00
850,000.01 - 900,000.00	2	1,776,833.62	0.18	6.603	715	76.85
950,000.01 - 1,000,000.00	2	1,981,870.58	0.20	5.599	704	76.41

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

Min: $4,928.22
Max: $1,000,000.00
Average: $214,479.04

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	2,581	611,496,168.45	63.05	7.393	614	81.79
ARM 2/28 - IO	744	226,264,521.29	23.33	6.576	638	81.57
Fixed 30 yr	938	102,376,551.74	10.56	8.406	644	88.85
ARM 3/27	53	12,330,994.77	1.27	7.001	641	80.97
ARM 3/27 - IO	24	6,439,690.00	0.66	6.311	655	83.65
ARM 5/25	18	5,775,465.73	0.60	6.801	649	78.95
Fixed 20 yr	24	2,215,598.40	0.23	7.435	645	83.95
Fixed 15 yr	69	2,021,061.64	0.21	9.641	632	90.77
Fixed 10 yr	61	852,319.42	0.09	11.238	634	94.64
Fixed 5 yr	10	101,847.11	0.01	11.921	655	93.75

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	3,420	862,306,840.24	88.91	7.161	622	81.72
Fixed	1,102	107,567,378.31	11.09	8.435	644	88.83

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	935	203,801,045.54	21.01	7.281	616	88.89
Not Covered	3,587	766,073,173.01	78.99	7.308	626	80.81

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	1,856	395,183,675.85	40.75	7.388	623	82.86
2	2,370	503,546,719.00	51.92	7.257	624	82.28
3	265	64,556,722.81	6.66	7.089	630	82.28
4	20	4,233,258.10	0.44	7.792	601	78.70
5	8	2,118,461.56	0.22	7.158	644	84.39
6	2	176,774.42	0.02	10.135	585	72.57
7	1	58,606.81	0.01	10.490	530	80.00

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

Min: 1
Max: 7
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	3,681	920,358,279.50	94.89	7.155	623	81.60
2	841	49,515,939.05	5.11	10.042	651	99.40

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	1	62,800.86	0.01	8.650	635	24.28
25.01 - 30.00	1	75,889.08	0.01	7.600	612	27.64
30.01 - 35.00	3	339,293.16	0.03	7.608	584	31.51
35.01 - 40.00	5	1,463,105.31	0.15	7.190	606	37.36
40.01 - 45.00	3	870,229.91	0.09	6.621	647	43.11
45.01 - 50.00	7	1,638,914.81	0.17	7.437	591	46.79
50.01 - 55.00	11	2,935,998.98	0.30	7.356	582	53.73
55.01 - 60.00	37	6,917,736.96	0.71	7.396	605	58.38
60.01 - 65.00	106	23,323,037.17	2.40	8.372	579	63.64
65.01 - 70.00	133	28,522,020.26	2.94	7.920	576	68.85
70.01 - 75.00	222	55,791,243.54	5.75	7.590	584	73.84
75.01 - 80.00	1,836	477,841,752.30	49.27	6.883	635	79.88
80.01 - 85.00	359	88,598,793.10	9.14	7.149	602	84.53
85.01 - 90.00	816	195,232,782.21	20.13	7.336	621	89.84
90.01 - 95.00	171	21,431,660.65	2.21	7.786	641	94.77
95.01 - 100.00	811	64,828,960.25	6.68	9.431	653	99.94

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

Min: 24.28
Max: 100.00
Weighted Average: 82.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	175	38,116,139.86	3.93	8.907	509	75.13
520 - 539	203	45,910,958.53	4.73	8.332	529	76.19
540 - 559	261	54,024,541.93	5.57	7.972	551	81.89
560 - 579	302	66,291,224.26	6.84	7.638	570	83.06
580 - 599	570	117,097,999.23	12.07	7.320	589	82.37
600 - 619	675	133,435,531.07	13.76	7.286	609	83.29
620 - 639	696	141,240,391.90	14.56	7.157	629	83.51
640 - 659	606	128,268,660.77	13.23	6.971	648	83.02
660 - 679	358	83,876,211.26	8.65	6.865	670	83.51
680 - 699	292	66,667,597.87	6.87	6.981	689	83.56
700 - 719	165	42,380,877.50	4.37	6.851	708	84.25
720 - 739	91	19,468,226.24	2.01	6.864	729	83.72
740 - 759	63	13,911,765.26	1.43	6.938	748	83.92
760 - 779	42	13,667,685.18	1.41	6.639	772	82.71
780 - 799	20	4,299,739.99	0.44	6.682	787	85.07
800 - 819	3	1,216,667.70	0.13	6.383	807	71.02

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

Min: 500
Max: 810
NZ Weighted Average: 624

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	2,643	520,778,456.68	53.70	7.281	641	83.74
Cashout Refi	1,834	439,576,589.63	45.32	7.322	604	81.02
Rate/Term Refi	45	9,519,172.24	0.98	7.581	616	83.42

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	3,776	794,777,739.30	81.95	7.300	620	82.54
Duplex	405	107,589,790.05	11.09	7.270	643	82.52
Condo	286	52,334,266.02	5.40	7.409	636	82.97
3-4 Family	55	15,172,423.18	1.56	7.275	636	79.34

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	2,945	576,776,348.53	59.47	7.132	619	83.76
Stated	1,520	377,421,098.43	38.91	7.550	633	80.50
Limited	57	15,676,771.59	1.62	7.622	588	84.66

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	4,105	895,678,181.22	92.35	7.264	623	82.51
Non-Owner Occupied	383	66,520,977.40	6.86	7.811	643	82.38
Second Home	34	7,675,059.93	0.79	7.355	620	83.23

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alaska	2	481,501.44	0.05	7.952	559	72.31
Arizona	102	16,714,484.99	1.72	7.586	602	83.76
Arkansas	4	346,666.87	0.04	9.027	594	81.19
California	823	263,762,299.43	27.20	6.956	630	81.61
Colorado	87	13,460,065.04	1.39	7.112	620	83.65
Connecticut	82	16,477,621.66	1.70	7.605	627	81.24
Delaware	15	2,310,837.35	0.24	7.465	620	85.06
District of Columbia	28	6,896,248.60	0.71	7.551	622	81.67
Florida	604	106,726,654.46	11.00	7.635	618	82.45
Georgia	231	28,691,410.83	2.96	7.595	615	84.77
Hawaii	55	15,562,405.72	1.60	7.048	658	81.74
Idaho	21	1,657,596.76	0.17	7.966	597	84.85
Illinois	308	48,900,100.05	5.04	7.359	629	84.11
Indiana	32	2,817,644.33	0.29	8.276	610	83.24
Iowa	4	296,697.14	0.03	7.963	629	84.37
Kansas	3	323,216.89	0.03	8.870	578	80.76
Kentucky	9	1,694,748.76	0.17	7.281	598	86.84
Maine	12	1,927,999.25	0.20	7.814	585	79.81
Maryland	251	54,805,961.43	5.65	7.350	612	82.25
Massachusetts	125	30,991,645.12	3.20	7.211	635	82.47
Michigan	107	11,592,302.94	1.20	7.956	604	83.76
Minnesota	58	10,449,185.82	1.08	7.285	620	82.96
Missouri	38	4,198,352.40	0.43	8.460	592	85.58
Montana	1	341,128.58	0.04	7.400	557	90.00
Nebraska	3	300,204.00	0.03	7.344	580	85.73
Nevada	95	20,951,282.29	2.16	7.285	618	81.76
New Hampshire	27	5,287,848.01	0.55	7.728	598	83.60
New Jersey	301	73,390,086.73	7.57	7.483	621	82.26
New Mexico	8	1,968,211.64	0.20	7.430	636	85.97
New York	405	115,561,758.17	11.92	7.179	637	82.31
North Carolina	50	6,572,514.95	0.68	7.381	602	83.18
Ohio	59	6,682,769.24	0.69	7.730	603	85.94
Oklahoma	7	572,718.75	0.06	8.339	606	87.51
Oregon	27	3,617,505.63	0.37	7.097	630	83.72
Pennsylvania	70	8,597,815.44	0.89	8.145	593	81.86
Rhode Island	23	5,012,995.90	0.52	7.183	622	82.71
South Carolina	20	2,131,034.17	0.22	7.924	597	85.35
Tennessee	27	4,606,705.28	0.47	7.287	628	83.29
Texas	72	9,493,215.87	0.98	7.659	609	83.59
Utah	15	1,863,613.55	0.19	7.118	613	84.64
Virginia	163	38,698,274.44	3.99	7.385	617	82.74
Washington	87	15,433,716.04	1.59	7.309	620	84.71
West Virginia	4	902,517.62	0.09	7.025	616	86.08
Wisconsin	55	6,679,539.70	0.69	7.659	623	84.61
Wyoming	2	123,115.27	0.01	7.670	608	82.36

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,047	207,633,982.01	21.41	7.554	627	83.12
12	659	160,177,705.30	16.52	7.298	633	82.85
24	2,462	531,699,071.01	54.82	7.250	621	82.44
36	354	70,363,460.23	7.25	6.964	620	80.43

Total:	4,522	969,874,218.55	100.00	7.302	624	82.51

Loans with Penalty: 78.59

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.501 - 3.000	1	529,683.99	0.06	6.990	613	90.00
4.001 - 4.500	28	8,537,346.16	0.99	5.333	656	79.10
4.501 - 5.000	147	49,981,515.45	5.80	5.712	659	79.36
5.001 - 5.500	421	123,698,352.93	14.35	6.143	650	80.54
5.501 - 6.000	614	186,653,517.11	21.65	6.656	639	80.86
6.001 - 6.500	713	187,207,813.94	21.71	7.125	631	82.93
6.501 - 7.000	1,496	305,698,610.66	35.45	8.192	586	82.42

Total:	3,420	862,306,840.24	100.00	7.161	622	81.72

Min: 3.000
Max: 6.990
Weighted Average (>0): 6.111

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	48	15,913,845.76	1.85	5.385	657	79.65
11.501 - 12.000	273	88,792,245.36	10.30	5.860	660	79.77
12.001 - 12.500	460	132,292,464.79	15.34	6.330	642	80.82
12.501 - 13.000	715	212,123,021.89	24.60	6.820	639	81.54
13.001 - 13.500	640	157,334,124.72	18.25	7.306	622	83.07
13.501 - 14.000	555	121,577,492.18	14.10	7.809	597	84.29
14.001 - 14.500	299	62,591,837.68	7.26	8.268	585	84.48
14.501 - 15.000	214	39,757,151.86	4.61	8.770	560	80.71
15.001 - 15.500	70	11,198,462.11	1.30	9.294	537	75.07
15.501 - 16.000	69	9,635,215.62	1.12	9.726	544	74.13
16.001 - 16.500	21	3,477,276.35	0.40	10.319	522	70.33
16.501 - 17.000	23	3,187,616.81	0.37	10.655	525	70.02
17.001 - 17.500	12	1,458,527.56	0.17	11.211	532	66.40
17.501 - 18.000	15	2,146,873.15	0.25	11.809	538	64.70
18.001 - 18.500	1	149,833.24	0.02	12.200	504	58.82
18.501 - 19.000	3	570,890.41	0.07	12.587	533	66.64
19.501 - 20.000	2	99,960.75	0.01	13.700	510	69.44

Total:	3,420	862,306,840.24	100.00	7.161	622	81.72

Min: 11.150
Max: 19.750
Weighted Average (>0): 13.165

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	49	16,193,701.99	1.88	5.385	657	79.65
5.501 - 6.000	275	89,371,116.14	10.36	5.861	660	79.77
6.001 - 6.500	459	132,012,608.56	15.31	6.332	642	80.82
6.501 - 7.000	715	211,787,969.13	24.56	6.823	638	81.54
7.001 - 7.500	642	157,857,113.89	18.31	7.305	623	83.12
7.501 - 8.000	557	122,363,772.44	14.19	7.809	596	84.27
8.001 - 8.500	297	62,010,418.34	7.19	8.280	585	84.39
8.501 - 9.000	214	39,189,045.11	4.54	8.797	559	80.61
9.001 - 9.500	69	11,135,578.59	1.29	9.298	537	74.98
9.501 - 10.000	68	9,606,955.16	1.11	9.756	542	74.37
10.001 - 10.500	22	3,535,883.16	0.41	10.322	522	70.49
10.501 - 11.000	21	2,875,199.43	0.33	10.761	526	69.22
11.001 - 11.500	11	1,399,920.75	0.16	11.241	532	65.83
11.501 - 12.000	17	2,328,034.01	0.27	11.801	536	65.12
12.001 - 12.500	1	149,833.24	0.02	12.200	504	58.82
12.501 - 13.000	1	389,729.55	0.05	13.000	545	65.00
13.501 - 14.000	2	99,960.75	0.01	13.700	510	69.44

Total:	3,420	862,306,840.24	100.00	7.161	622	81.72

Min: 5.150
Max: 13.750
Weighted Average (>0): 7.161

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	3,401	858,816,775.04	99.60	7.159	622	81.72
3.000	19	3,490,065.20	0.40	7.651	615	81.26

Total:	3,420	862,306,840.24	100.00	7.161	622	81.72

Min: 2.000
Max: 3.000
Weighted Average (>0): 2.004

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	3,420	862,306,840.24	100.00	7.161	622	81.72

Total:	3,420	862,306,840.24	100.00	7.161	622	81.72

Min: 1.500
Max: 1.500
Weighted Average (>0): 1.500

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

17	1	58,606.81	0.01	10.490	530	80.00
18	1	87,558.67	0.01	11.750	509	65.00
19	8	2,118,461.56	0.25	7.158	644	84.39
20	20	4,233,258.10	0.49	7.792	601	78.70
21	231	60,156,152.90	6.98	7.039	629	82.00
22	1,719	429,672,282.88	49.83	7.118	621	81.39
23	1,345	341,434,368.82	39.60	7.254	620	82.14
30	1	89,215.75	0.01	8.550	659	80.00
33	4	1,156,847.32	0.13	7.259	677	83.16
34	41	10,269,213.41	1.19	6.600	645	82.38
35	31	7,255,408.29	0.84	6.896	641	81.02
58	9	2,959,045.81	0.34	6.794	634	78.26
59	9	2,816,419.92	0.33	6.807	664	79.67

Total:	3,420	862,306,840.24	100.00	7.161	622	81.72

Min: 17
Max: 59
Weighted Average: 23

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.